UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 20, 2016

THOMPSON CREEK METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	001-33783 (Commission File Number)	98-0583591 (IRS Employer Identification No.)

26 West Dry Creek Circle, Suite 810 Littleton, Colorado (Address of principal executive offices)	80102 (Zip Code)

Registrant’s telephone number, including area code: (303) 761-8801

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

In connection with the Arrangement and Centerra Credit Facility described in Items 2.01 and 2.03 below, Thompson Creek Metals Company Inc. (“Thompson Creek”) and certain of its material subsidiaries entered into guarantee agreements (the “Guarantee Agreements”) and security agreements (the “Security Agreements”) with The Bank of Nova Scotia, in its capacity as Administrative Agent under the Centerra Credit Facility.  Pursuant to the Guarantee Agreements, Thompson Creek and certain of its material subsidiaries unconditionally guaranteed the full payment and performance of all obligations under the Centerra Credit Facility and related loan documents.  Pursuant to the Security Agreements, Centerra B.C Holdings and certain of its material subsidiaries, including Thompson Creek, granted to the Administrative Agent, for the benefit of the lenders under the Centerra Credit Facility, a security interest in substantially all of their properties and assets to secure the full payment and performance of all obligations under the Centerra Credit Facility and other loan documents.

Concurrently with closing of the Arrangement, Thompson Creek amended its streaming agreement with Royal Gold, Inc.’s subsidiary RGLD Gold AG (“Royal Gold”). Under the terms of the amendment, Royal Gold’s 52.25% gold stream at Mount Milligan has been converted to a 35% gold stream and 18.75% copper stream. Royal Gold will continue to pay US$435 per ounce of gold delivered and will pay 15% of the spot price per metric tonne of copper delivered. In conjunction with the amendment, Royal Gold’s first ranking security over 52.25% of gold produced from the Mount Milligan assets has been amended to provide for first ranking security over 35% of produced gold and 18.75% of produced copper. Royal Gold’s other existing security over the Mount Milligan assets remains unaffected.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On October 20, 2016 (the “Closing Date”), Thompson Creek and Centerra Gold Inc. (“Centerra”) completed the Plan of Arrangement (the “Arrangement”) previously announced on July 5, 2016, pursuant to which Centerra acquired all of the issued and outstanding common shares of Thompson Creek.

Under the terms of the Arrangement, each issued and outstanding common share of Thompson Creek was acquired by Centerra in exchange for 0.0988 of a Centerra common share for each Thompson Creek common share (the “Exchange Ratio”). The common shares of Thompson Creek were then transferred to Centerra’s newly-formed wholly-owned subsidiary, Centerra B.C. Holdings Inc. (“Centerra B.C. Holdings”). Centerra issued a total of 22,320,127 Centerra common shares to the former Thompson Creek shareholders, representing approximately 8% of Centerra’s issued and outstanding common shares following closing.

In addition, pursuant to the Arrangement: (i) the vesting of each of Thompson Creek’s outstanding restricted share units and performance share units was accelerated and each restricted share unit and performance share unit was exchanged for a Thompson Creek common share, which share was then exchanged for Centerra common shares as described above; and (ii) all of Thompson Creek’s outstanding stock options to purchase Thompson Creek common shares, whether vested or unvested, were exchanged at the effective time of the Arrangement for stock options to purchase Centerra common shares on the basis of the Exchange Ratio with an exercise price per Centerra common share adjusted on the basis of the Exchange Ratio and all terms and conditions of a replacement option, including time to expiry, conditions to and manner of exercising, being the same as the Thompson Creek option for which it was exchanged and which shall be governed by the terms of the Thompson Creek long term incentive plan.

In connection with the closing of the Arrangement, the governing indentures for all of Thompson Creek’s outstanding secured and unsecured notes have been satisfied and discharged in accordance with their terms. All of Thompson Creek’s 7.375% Senior Notes due 2018 and 12.5% Senior Notes due 2019 have been redeemed, in accordance with the terms of their respective indentures, at redemption prices of 101.844% and 106.250%, respectively, of the principal amount redeemed, plus accrued and unpaid interest to October 20, 2016, and Thompson Creek has delivered a notice of full redemption to the holders of Thompson Creek’s 9.75% Senior Secured First Priority Notes due 2017 providing for redemption on December 1, 2016 at a redemption price of 100.000% of the principal amount redeemed, plus accrued and unpaid interest to the redemption date (collectively, the “Note Discharge and Redemption”). The aggregate amount paid in connection with the Note Discharge and Redemption was US$881,018,180.72.

The issuance of the Centerra common shares was exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”). Section 3(a)(10) of the Securities Act exempts the issuance of securities issued in exchange for one or more bona fide outstanding securities from the registration requirements of the Securities Act where the terms and conditions of such issuance and exchange have been approved by a court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of such issuance and exchange at which all persons to whom the securities will be issued have the right to appear and receive timely notice thereof.  On October 19, 2016, a final order was entered by the Supreme Court of British Columbia approving the Arrangement.

Following the closing of the Arrangement, Thompson Creek intends to terminate its registration with, and suspend its reporting obligations to, the Securities and Exchange Commission.  The Thompson Creek common shares were delisted from the Toronto Stock Exchange on October 21, 2016 and Thompson Creek intends to submit an application to cease to be a reporting issuer under Canadian securities laws and to otherwise terminate Thompson Creek’s public reporting requirements in Canada as soon as possible.

The description herein of the Arrangement is not complete and is qualified in its entirety by reference to the Arrangement Agreement, a copy of which was included as an Annex to Thompson Creek’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 12, 2016, the terms of which are incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Concurrently with closing the Arrangement, Centerra B.C. Holdings entered into a credit agreement with The Bank of Nova Scotia, as Administrative Agent and Lead Arranger, and The Bank of Nova Scotia, Bank of Montreal, Canadian Imperial Bank of Commerce, HSBC Bank Canada, ING Capital LLC, National Bank of Canada, The Toronto-Dominion Bank, Société Générale and Export Development Canada, as lenders, providing for a US$250 million senior secured non-revolving term credit facility and a US$75 million senior secured revolving credit facility (collectively, the “Centerra Credit Facility”).  Most of the loan proceeds advanced under the Centerra Credit Facility were used to fund the Note Discharge and Redemption.  At the closing of the Centerra Credit Facility, Centerra B.C. Holdings borrowed US$250,000,000 under the non-revolving term credit facility and US$49,396,271 under the revolving term credit facility.

The maturity date of the Centerra Credit Facility is October 20, 2021 (the “Maturity Date”).  Pursuant to the Centerra Credit Facility, Centerra B.C. Holdings may obtain credit under the non-revolving term credit facility by way of Base Rate Loans or LIBOR Loans, and may obtain credit under the revolving term credit facility by way of Base Rate Loans, LIBOR Loans, Prime Rate Loans, bankers’ acceptances or letters of credit .  Base Rate Loans accrue interest at the greater of (a) the aggregate of (i) the Federal Funds Effective Rate and (ii) ½ of 1% per annum and (b) Base Rate Canada at any particular time, plus, in each case the Applicable Rate, which varies depending on Centerra’s leverage ratio as shown in the most recently delivered compliance certificate of Centerra B.C. Holdings delivered to the Administrative Agent (the “Applicable Rate).  LIBOR Loans accrue interest at the LIBOR rate quoted on the Reuters screen two London business days before the first day of the relevant interest period, plus the Applicable Rate.  Prime Rate Loans accrue interest at the higher of (i) the floating rate of interest announced from time to time by the Administrative Agent as its reference rate in effect for determining rates of interest on Canadian dollar loans to its customers in Canada and designated as its prime rate; and (ii) the thirty (30) day CDOR Rate plus 1% per annum, plus the Applicable Rate.  Centerra B.C. Holdings is required to pay interest on Prime Rate Loans and Base Rate Loans monthly in arrears on the last day of each calendar month, and to pay interest on LIBOR Loans in arrears on the last day of the applicable interest period (which for each LIBOR Loan are, at Centerra B.C. Holdings’ election, periods of one, two or three months or, subject to availability and in the sole discretion of the Administrative Agent, six months).  On the last banking day of each fiscal quarter, commencing with the fiscal quarter ending on March 31, 2017, and on the Maturity Date, Centerra B.C. Holdings is to make payments of principal in the amount of $12,500,000 under the non-revolving credit facility.  Centerra B.C. Holdings is to repay the full principal amount outstanding under the non-revolving credit facility on the Maturity Date, together with all accrued and unpaid interest on such principal amount.  Centerra B.C. Holdings is to repay the full principal amount outstanding under the revolving credit facility on the Maturity Date, together with all accrued and unpaid interest on such principal amount.  Centerra B.C. Holdings may voluntarily prepay the loans under the Centerra Credit Facility without penalty.

Centerra’s obligations under the Centerra Credit Facility are guaranteed by Thompson Creek and certain of Thompson Creek’s material subsidiaries.  In addition, The Bank of Nova Scotia, as agent for the lenders, has been granted a security interest over substantially all of the properties and assets of Centerra B.C. Holdings and certain of its material subsidiaries, including Thompson Creek, as well as the shares of Thompson Creek and Thompson Creek’s material subsidiaries.

Item 5.01                                           Changes in Control of Registrant.

The disclosures under Item 2.01 above are incorporated herein by reference.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Closing Date, Jacques Perron, Pamela Saxton, Timothy Haddon, Denis Arsenault, Carol Banducci, Kevin Drover, James Freer, James Geyer, and Anne Giardini resigned as directors of Thompson Creek, and Dennis Kwong, Gordon Reid and Darren Millman were appointed as directors of Thompson Creek.

On the Closing Date, Jacques Perron, Pamela Saxton, Mark Wilson, and Geoffrey Ramey resigned their positions as officers of Thompson Creek, and the following individuals were appointed as officers of Thompson Creek: Dennis Kwong, President; Gordon Reid, Vice President, Operations; and Darren Millman, Vice President, Finance.

Dennis Kwong, age 45, joined Centerra, the ultimate parent of Thompson Creek, in October 2008 as Vice President, Business Development.  In this role, Mr. Kwong directs the activities focused on non-organic growth of the organization by identifying, evaluating, recommending, and negotiating value-adding business opportunities including corporate acquisitions.  While employed by  PriceWaterhouseCoopers, Mr. Kwong obtained his Chartered Accountant designation.  Mr. Kwong joined Noranda (subsequently Falconbridge and Xstrata) in 2002 as a Business Development Analyst where he assisted with their business strategy for China.  Over his career at Xstrata he served in several positions.  Prior to joining Centerra, Mr. Kwong’s last position was at Xstrata’s Nickel division as Director, Business Development.  Thompson Creek believes Mr. Kwong is qualified to serve as a director because of his significant experience making and executing strategic business decisions and his extensive knowledge of and experience in the mining industry.

Gordon Reid, age 58, has over 30 years of mining industry experience with international and North American mining companies.  In January 2013, Mr. Reid was promoted to Vice President and Chief Operating Officer of Centerra, the ultimate parent of Thompson Creek, with responsibility for all of Centerra’s operations.  He joined Centerra in 2004 as Manager of Business Development and has held the positions of Vice-President Business Development, President, Kumtor Operating Company, a wholly-owned subsidiary of Centerra, and Corporate Vice President Operations.  His experience includes project development, engineering, and consulting, as well as senior management roles in operations and business development.  Prior to joining Centerra, Mr. Reid worked for BHP Billiton PLC (Nicolet Minerals Company), Placer Dome Inc., Noranda Inc., TVX Gold Inc., and Kilborn Engineering Pacific Ltd.  He is registered as a Professional Engineer in the Province of Ontario, Canada.  Thompson Creek believes Mr. Reid is qualified to serve as a director because of his extensive experience in the mining industry, including significant management, operations and project development of mining operations located in Canada and in other foreign jurisdictions.

Darren Millman, age 39, has over 18 years of experience in financial management, auditing and the mining industry.  In April 2016, Mr. Millman was promoted to Chief Financial Officer of Centerra, the ultimate parent of Thompson Creek.  Mr. Millman joined Centerra in 2013 as Treasurer and was promoted to Vice President, Finance and Treasurer in January 2015.  Prior to joining Centerra, he was General Manager Finance and Company Secretary at Ivanhoe Australia from 2007 to 2012.  From 2000 to 2007, he worked with KPMG as Senior Manager, in Canada, and held several roles in Australia and the U.K., predominately working with mining and construction corporations.  From 1997 to 1999, he worked as an Accountant for Hall Chadwick in Melbourne, Australia.  He is a Chartered Accountant, Institute of Chartered Accountants of Australia (2003).  Thompson Creek believes Mr. Millman is qualified to serve as a director because of his significant financial and accounting experience in the mining industry.

Item 7.01.                Regulation FD Disclosure.

On October 20, 2016, Thompson Creek and Centerra issued a joint press release relating to the Arrangement and the Centerra Credit Facility.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.                Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated October 20, 2016 of Thompson Creek Metals Company Inc. and Centerra Gold Inc.

This Current Report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this Current Report, including, without limitation, future plans and objectives of Centerra and Thompson Creek, the delisting of the Thompson Creek common shares from the Toronto Stock Exchange, the deregistration of the Thompson Creek common shares under the Securities Exchange Act of 1934, as amended, and Thompson Creek ceasing to be a reporting issuer, constitute forward-looking statements that involve various risks and uncertainties. Forward-looking information is based on a number of factors and assumptions which have been used to develop such information but which may prove to be incorrect. There can be no assurance that such information will prove to be accurate and actual results and future events could differ materially from those anticipated in such forward-looking statements. Although Thompson Creek believes that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements, as unknown or unpredictable factors could have material adverse effects on future results, performance or achievements of the combined company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

Date: October 26, 2016	By:	/s/ Darren Millman
		Name:	Darren Millman
		Title:	Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release, dated October 20, 2016 of Thompson Creek Metals Company Inc. and Centerra Gold Inc.